Exhibit 99.1
Telos Corporation Announces Date Change for Its Fourth Quarter and Full Year 2021 Earnings Conference Call
ASHBURN, Va., February 28, 2022 -- Telos® Corporation (NASDAQ: TLS), a leading provider of cyber, cloud and enterprise security solutions for the world’s most security conscious organizations, announced today that its fourth quarter and full year 2021 earnings conference call will now take place on Wednesday, March 16 at 8:00 AM ET in order to align the conference call with the filing date of the Company’s 2021 Form 10-K.
The delay in filing the Company’s 2021 Form 10-K is the result of delays in completing our year-end closing and financial reporting process, primarily due to the delay in completing our assessment of internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act. As a result of the foregoing, the Company’s independent registered public accounting firm has not yet completed its audits of the Company’s financial statements and internal control over financial reporting as of December 31, 2021.
The Company expects its auditors will issue an unqualified opinion on the consolidated financial statements. As part of the Company’s audit of internal control over financial reporting, the Company has identified material weaknesses that will be described in its Form 10-K and has begun the remediation process to address the identified material weaknesses. The Company does not expect any changes to its previously audited financial statements.
The Company expects to report financial results for the fourth quarter and full year of 2021 that are not lower than the financial guidance provided by the Company on November 15, 2021.
What:    Telos Corporation Fourth Quarter and Full Year 2021 Financial Results Webcast
When:    Wednesday, March 16, 2022
Time:    8:00 a.m. ET
Webcast: https://investors.telos.com/news-and-events/events
An on-demand replay of the webcast will available on the Company’s Investor Relations website.
Forward-Looking Statements
This press release contains forward-looking statements which are made under the safe harbor provisions of the federal securities laws. These statements are based on the Company’s management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to them. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q, as well as future filings and reports by the Company, copies of which are available at https://investors.telos.com and on the SEC’s website at www.sec.gov.
Although the Company bases these forward-looking statements on assumptions that they believe are reasonable when made, they caution the reader that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. Given these risks, uncertainties and other factors, many of which are beyond its control, the Company cautions the reader not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date of such statement and, except as required by law, the Company undertakes no obligation to update any forward-looking statement publicly, or to revise any forward-looking statement to reflect events or developments occurring after the date of the statement, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.

Exhibit 99.1
About Telos Corporation
Telos Corporation (NASDAQ: TLS) empowers and protects the world’s most security-conscious organizations with solutions for continuous security assurance of individuals, systems, and information. Telos’ offerings include cybersecurity solutions for IT risk management and information security; cloud security solutions to protect cloud-based assets and enable continuous compliance with industry and government security standards; and enterprise security solutions for identity and access management, secure mobility, organizational messaging, and network management and defense. The company serves commercial enterprises, regulated industries and government customers around the world.
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Media:
Mia Wilcox
media@telos.com
(610) 564-6773

Investors:
InvestorRelations@telos.com
(703) 724-4777